UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      October 28, 2003

SANGAMO BIOSCIENCES, INC.

(Exact name of Registrant as specified in its charter)

Delaware

000-30171

68-0359556

(State or other jurisdiction)	(Commission File Number of incorporation)	(I.R.S. Employer Identification No.)

501 Canal Blvd., Suite A100
Richmond, California 94804
(Address of principal executive offices)

(510) 970-6000
(Registrant’s telephone number, including area code)

ITEM 7.	EXHIBITS

(c)	Exhibits
	99.1	Press Release of Sangamo BioSciences, Inc. dated October 28, 2003 reporting Sangamo BioSciences, Inc.’s financial results for the third quarter of 2003.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On October 28, 2003, Sangamo BioSciences, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2003 and furnished that release to the Commission on a Form 8-K dated October 28, 2003.  Due to a clerical error, a portion of the press release attached to the Form 8-K was omitted.  A full copy of the press release dated October 28, 2003 is attached as Exhibit 99.1 hereto and incorporated into this Form 8-K by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: November 5, 2003
SANGAMO BIOSCIENCES, INC.

	By:	/s/ EDWARD O. LANPHIER II
Edward O. Lanphier II
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Sangamo BioSciences, Inc. dated October 28, 2003 reporting Sangamo BioSciences, Inc.’s financial results for the third quarter of 2003.